Exhibit 99.1

ARYA Sciences Acquisition Corp II Announces Extraordinary General Meeting Teleconference Details

New York, New York, October 21, 2020 — ARYA Sciences Acquisition Corp II (“ARYA”) (Nasdaq: ARYB), today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, ARYA is strongly encouraging that shareholders attend the extraordinary general meeting of ARYA’s shareholders, which will be held on Monday, October 26, 2020 at 10:30 a.m., New York City Time (the “General Meeting”), by teleconference rather than in person. The purpose of the General Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement, dated as of July 29, 2020 (as amended, the “Business Combination Agreement”), by and among ARYA, Cassidy Merger Sub 1, Inc. and Cerevel Therapeutics, Inc. (“Cerevel”) and the transactions contemplated thereby (the “Business Combination”).

The General Meeting will be accessible by dialing (844) 467-8126 (toll free—North America) or (352) 672-9903 (International). Shareholders will be able to ask questions to ARYA’s management via the conference line.

General Information

All information about the General Meeting, including the definitive proxy statement, is available at https://www.cstproxy.com/aryasciencesacquisitioncorpii/sm2020.

In connection with the Business Combination, ARYA has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), and mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that ARYA has sent or will send to its shareholders in connection with the Business Combination. Investors and security holders of ARYA are advised to read the proxy statement/prospectus in connection with the General Meeting to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The proxy statement/prospectus was mailed to shareholders of ARYA as of September 4, 2020, the record date established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: 51 Astor Place, 10th Floor, New York, New York 10003.

Participants in the Solicitation

ARYA, Cerevel and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including the Registration Statement filed with the SEC by ARYA, which includes the proxy statement/prospectus of ARYA for the Business Combination, and such information and names of Cerevel’s directors and executive officers is also in the Registration Statement filed with the SEC by ARYA.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between ARYA and Cerevel, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya and Cerevel. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of ARYA for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth and retain its key employees; the amount of redemption requests made by ARYA’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in the Registration Statement. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:

Michael Altman

Chief Financial Officer of ARYA Sciences Acquisition Corp II

1-646-205-5300

arya2@perceptivelife.com

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